UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               _________________


                                   FORM 8-K


                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): April 26, 2005
                                                        (April 20, 2005)


                                Friedman's Inc.
            (Exact Name of Registrant as Specified in its Charter)


           Delaware                    0-22356                   58-20583
 (State or Other Jurisdiction      (Commission File           (IRS Employer
       of Incorporation)               Number)              Identification No.)


                            171 Crossroads Parkway
                            Savannah, Georgia 31422
                   (Address of Principal Executive Offices)


                                (912) 233-9333
             (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.    Entry into a Material Definitive Agreement.

         Friedman's Inc. ("Friedman's" or the "Company") and Pamela J. Romano entered into an Employment Agreement, dated as of April 20, 2005 (the "Employment Agreement"), setting forth the terms of Ms. Romano's employment as President and Chief Operating Officer of the Company, effective as of April 20, 2005.

         The Employment Agreement provides that Ms. Romano will receive an annual base salary of $500,000, and a signing bonus of $200,000. During her term of employment, Ms. Romano will be entitled to participate in the Company's annual incentive bonus plan, having a target amount of 75% of Ms. Romano's annual base salary and which may be up to 100% of her annual base salary, provided that, in addition to the signing bonus, Ms. Romano will be entitled to a minimum annual incentive bonus payment of $150,000 for calendar year 2005.

         Ms. Romano will also be entitled to participate in the Company's Key Employee Compensation Program ("KECP"). Under the KECP, Ms. Romano will be entitled to receive a grant of stock options equal to 1.75% of the total amount of Friedman's common stock (the "Emergence Grant") on the effective date of a plan of reorganization under chapter 11 of the United States Bankruptcy Code (the "Emergence Date") as approved by the U.S. Bankruptcy Court for the Southern District of Georgia, in Savannah. The Emergence Grant will be vested at grant with respect to 50% of the options. The remaining options will vest with respect to 25% of the total grant on each of the first and second anniversaries of the Emergence Date. Upon the Company's emergence from chapter 11, Ms. Romano will also be entitled to received a cash bonus of $700,000, of which 50% will be paid on the Emergence Date, 25% will be paid on the six-month anniversary of the Emergence Date, and 25% will be paid on the one-year anniversary of the Emergence Date. Ms. Romano will also be eligible to participate in the retirement, medical, dental and other benefit plans which the Company makes available to its senior executive officers.

         The Employment Agreement is for an initial term of two years commencing on April 20, 2005, subject to earlier termination by Friedman's with or without cause. The Employment Agreement may also be terminated by Ms. Romano voluntarily or for good reason. If Ms. Romano's employment is terminated (a) by the Company without cause, (b) by Ms. Romano for good reason upon the non-performance by the Company of the Employment Agreement in accordance with it its terms, or (c) upon non-renewal of the Employment Agreement by the Company, Ms. Romano will be entitled to receive as severance, an amount equal to two times the sum of (x) her then current annual salary and
(y) the greater of (i) Ms. Romano's most recent annual incentive bonuses and
(ii) the arithmetic mean of Ms. Romano's annual incentive bonuses for the two most recent years, provided, however, that if the Company liquidates its business operations in its pending chapter 11 cases at any time prior to December 31, 2006, Ms. Romano shall only be entitled to receive a severance payment equal to two times her annual base salary. If Ms. Romano voluntarily terminates her employment or is terminated by the Company for cause, she will not be entitled to any severance, termination pay or other compensation or benefits.

         Ms. Romano's employment may be terminated by the Company within twelve months of certain events involving a change of control of the Company. In the event of such termination following a change of control, Ms. Romano will be entitled to a lump sum payment in the amount of 299% of the sum of her base salary (as in effect for the year prior to the date of termination) plus annual incentive bonus (as in effect on the date of termination). Ms. Romano is also entitled to receive a gross-up payment from the Company in respect of any excise tax imposed on any change in control payment to the extent that such payment constitutes an "excess parachute payment" within the meaning of section 280G of the Internal Revenue Code. The Company's emergence from chapter 11 and any transactions contemplated by the Company's plan of reorganization will not constitute a change in control for purposes of any change in control benefits under the Employment Agreement.

         Ms. Romano is also subject to various restrictive covenants throughout the term of her employment as well as post-employment non-competition and non-solicitation covenants.

         The foregoing descriptions are qualified in their entirety by reference to the Employment Agreement, a copy of which is included with this Current Report on Form 8-K as Exhibit 10.1.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         As described in Item 1.01 of this Current Report on Form 8-K and in a press release issued by Friedman's on April 25, 2005 (the "Press Release"), Ms. Romano was named President and Chief Operating Officer of the Company effective as of April 20, 2004. From 1997 to January 2005, Ms. Romano served as President of Zales Jewelers. From February 2003 to January 2005 Ms. Romano also served as Group Senior Vice President of Zale Corporation, and from 1997 to January 2003 was Senior Vice President of Zale Corporation. Ms. Romano is 47 years old.

         There are no arrangements or understandings between Ms. Romano and any other person pursuant to which Ms. Romano was selected President and Chief Operating Officer. There are no transactions to which the Company is a party and in which Ms. Romano had a material interest that are required to be disclosed under Item 404(a) of Regulation S-K. Ms. Romano and the Company have entered into an Employment Agreement as described in Item 1.01 of this Current Report and which is incorporated herein by reference.

         The text of the Press Release is included with this Current Report on Form 8-K as Exhibit 99.1.


Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit
Number               Description
------               -----------

Exhibit 10.1 Employment Agreement, dated as of April 20, 2005, by and between Friedman's Inc. and Pamela J. Romano

Exhibit 99.1         Press release dated April 25, 2005

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FRIEDMAN'S INC.


Date:   April 26, 2005                          By:  /s/ Steven Moore
                                                   --------------------------
                                                   C. Steven Moore
                                                   Chief Administrative Officer
                                                   and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
------                -----------

Exhibit 10.1 Employment Agreement, dated as of April 20, 2005, by and between Friedman's Inc. and Pamela J. Romano

Exhibit 99.1          Press release dated April 25, 2005